SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 16, 2002


                       FIRST NORTH AMERICAN NATIONAL BANK
                                  on behalf of
                         DC FUNDING INTERNATIONAL, INC.
               (Originator of FNANB Credit Card Master Trust and
                      FNANB Credit Card Master Note Trust)
                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)
                                       and
                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)


             (Exact name of registrant as specified in its charter)


United States                 333-88564                     58-1897792
-------------                 ---------                     ----------
(State or other             (Commission                   (IRS Employer
jurisdiction                  File No.)                 Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                       30144
---------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5           Other Events.
                 -------------
                 The Noteholders Statement for the month of November 2002 was distributed to the Series 2002-A Noteholders on December 16, 2002.



Item 7(c).       Exhibits.
                 ---------
                 The  following  is filed as an  exhibit  to this  report  under
                 Exhibit 99:

99.1             Series 2002-A  Noteholders  Statement for the month of November
                 2002.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                              FIRST NORTH AMERICAN
                                              NATIONAL BANK, as
                                              Servicer




                                              By:      /s/ Philip J. Dunn
                                                       ------------------
                                                       Philip J. Dunn
                                                       Vice President





Date:  December 16, 2002












                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549











                                    EXHIBITS
                                       TO
                                    FORM 8-K


                             FNANB CARD MASTER TRUST









                                INDEX TO EXHIBITS




Exhibit
Number           Exhibit


99.1             Series 2002-A  Noteholders  Statement for the month of November
                 2002.